UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-42

DWS Portfolio Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	11/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  NOVEMBER 30, 2009

Semiannual Report to Shareholders

DWS Floating Rate Plus Fund

Contents

4 Performance Summary

6 Information About Your Fund's Expenses

8 Portfolio Summary

10 Investment Portfolio

18 Financial Statements

23 Financial Highlights

27 Notes to Financial Statements

37 Investment Management Agreement Approval

42 Summary of Management Fee Evaluation by Independent Fee Consultant

47 Account Management Resources

48 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Loan investments are subject to interest-rate risk such that when interest rates rise, the prices of the loan, and thus the value of the loan fund, can decline and the investor can lose principal value. Although the value of senior loans will fluctuate less in response to interest-rate changes than will fixed rate debt securities, floating rates on senior loans only reset periodically, so changes in prevailing interest rates may cause a fluctuation in the fund's value. The fund employs an asset overlay strategy that will make heavy use of derivatives. Derivatives may be more volatile and less liquid than traditional securities, and the portfolio could suffer losses on its derivative positions. Use of leverage can magnify the effects of changes in the value of the fund's portfolio and make the fund more volatile. The use of leverage may cause investors in the fund to lose more money in adverse environments than would have been the case in the absence of leverage. There is no assurance that the fund will be able to employ leverage successfully. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk potential. Please read the fund's prospectus for specific details regarding its risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2009

Average Annual Total Returns as of 11/30/09
Unadjusted for Sales Charge	6-Month‡	1-Year	Life of Fund*
Class A	14.97%	38.15%	0.45%
Class C	14.59%	37.85%	-0.13%
Adjusted for the Maximum Sales Charge
Class A (max 4.50% load)	9.80%	31.93%	-1.44%
Class C (max 1.00% CDSC)	13.59%	37.85%	-0.13%
No Sales Charges
Class S	15.07%	38.38%	0.62%
Institutional Class	15.07%	38.39%	0.62%
S&P®/LSTA Leveraged Loan Index+	16.32%	42.95%	1.22%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on June 29, 2007. Index returns began on June 30, 2007.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2009 are 1.62%, 2.42%, 1.61% and 1.45% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Floating Rate Plus Fund — Class A [] S&P/LSTA Leveraged Loan Index+

Class A shares' growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on June 29, 2007. Index returns began on June 30, 2007.
+ The Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value-weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded loan terms.
Net Asset Value and Distribution Information
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 11/30/09	$ 8.82	$ 8.86	$ 8.82	$ 8.82
5/31/09	$ 7.87	$ 7.91	$ 7.87	$ 7.87
Distribution Information: Six Months as of 11/30/09: Income Dividends	$ .22	$ .18	$ .23	$ .23
Lipper Rankings — Loan Participation Funds Category as of 11/30/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	13	of	91	15
Class C 1-Year	16	of	91	18
Class S 1-Year	12	of	91	14
Institutional Class 1-Year	11	of	91	12

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2009 to November 30, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2009
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 6/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/09	$ 1,149.70	$ 1,145.90	$ 1,150.70	$ 1,150.70
Expenses Paid per $1,000*	$ 6.47	$ 10.49	$ 5.12	$ 5.12
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 6/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/09	$ 1,019.05	$ 1,015.29	$ 1,020.31	$ 1,020.31
Expenses Paid per $1,000*	$ 6.07	$ 9.85	$ 4.81	$ 4.81
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Floating Rate Plus Fund	1.20%	1.95%	.95%	.95%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	11/30/09	5/31/09

Loan Participations and Assignments	92%	93%
Cash Equivalents	6%	6%
Corporate Bonds	1%	—
Government & Agency Obligations	1%	1%
	100%	100%
Sector Diversification (As a % of Loan Participations and Assignments, Corporate Bonds and Common Stocks)	11/30/09	5/31/09

Consumer Discretionary	27%	21%
Industrials	15%	15%
Information Technology	12%	9%
Materials	9%	10%
Financials	9%	3%
Health Care	8%	13%
Telecommunication Services	7%	10%
Energy	6%	10%
Consumer Staples	4%	5%
Utilities	3%	4%
	100%	100%
Quality (As a % of Loan Participations and Assignments)	11/30/09	5/31/09

BBB	2%	2%
BB	34%	43%
B	47%	35%
Below B	10%	13%
Not Rated	7%	7%
	100%	100%

Asset allocation, sector diversification and quality are subject to change.

Interest Rate Sensitivity	11/30/09	5/31/09

Effective Maturity	4.3 years	4.6 years

Interest rate sensitivity is subject to change.

The quality ratings represent the Standard & Poor's Corporation ("S&P") credit ratings. The ratings of S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2009 (Unaudited)

	Principal Amount ($)	Value ($)

Loan Participations and Assignments 94.0%
Senior Loans***
Consumer Discretionary 26.1%
AMC Entertainment, Inc., Term Loan, 1.736%, 1/28/2013	992,268	925,290
Bombardier Recreational Products, Inc., Term Loan, 3.03%, 6/28/2013	1,000,000	705,830
Bresnan Communications LLC, Second Lien Term Loan, 4.74%, 3/29/2014	1,000,000	946,665
Buffets, Inc.:
Letter of Credit Term Loan B, 7.848%, 5/1/2013 (PIK)	68,074	58,161
Second Lien Term Loan, 1.531%***, plus 16.25% (PIK), 5/1/2013	340,756	291,135
Incremental Term Loan, 18.0%, 4/30/2012	134,132	136,647
CanWest MediaWorks Ltd., Term Loan D, 4.75%, 7/13/2014**	491,250	390,789
Cequel Communications LLC, Term Loan A, 4.757%, 5/5/2014	1,500,000	1,431,668
Charter Communications Operating LLC, Term Loan, 4.26%, 3/6/2014	1,494,937	1,394,029
Claire's Stores, Inc., Term Loan B, 3.03%, 5/29/2014	1,496,173	1,176,793
Cumulus Media, Inc., Term Loan B, 4.237%, 6/11/2014	985,872	811,373
Discovery Communications Holdings LLC, Term Loan C, 5.25%, 5/14/2014	248,750	250,252
Dollar General Corp., Term Loan B-1, 2.984%, 7/7/2014	498,750	468,825
Ford Motor Co., Term Loan, 3.29%, 12/16/2013	498,087	439,041
Golden Nugget, Inc., Second Lien Term Loan, 3.51%, 12/31/2014	1,000,000	405,000
Goodyear Tire & Rubber Co., Second Lien Term Loan, 2.34%, 4/30/2014	930,460	835,418
Hanesbrands, Inc., Term Loan B, 5.032%, 9/5/2013	364,149	365,061
HBI Branded Apparel Ltd., Inc., Second Lien Term Loan, 3.966%, 3/5/2014	500,000	497,750
Idearc, Inc., Term Loan B, 6.25%, 11/17/2014**	953,744	460,081
Las Vegas Sands LLC:
Term Delay Draw, 2.04%, 5/23/2014	165,272	138,162
Term Loan B, 2.04%, 5/23/2014	817,992	683,817
LodgeNet Entertainment Corp., Term Loan, 2.29%, 4/4/2014	952,057	860,422
Mediacom Illinois LLC, Term Loan D, 5.5%, 3/31/2017	1,500,000	1,487,625
Merrill Communications LLC, Second Lien Term Loan, 14.75%, 11/15/2013	402,504	231,440
National CineMedia LLC, Term Loan B, 2.05%, 2/13/2015	1,000,000	930,500
Neiman Marcus Group, Inc., Term Loan B, 2.322%, 4/6/2013	983,620	842,313
Network Communications, Inc., Term Loan, 2.796%, 11/30/2012	894,596	621,744
OSI Restaurant Partners LLC:
Term Loan, 2.55%, 6/14/2013	78,220	63,500
Term Loan B, 2.563%, 6/14/2014	919,219	746,240
Pilot Travel Centers LLC, Term Loan B, Zero Coupon, 12/15/2015	1,000,000	1,001,405
Reader's Digest Association, Inc.:
Term Loan, 4.242%, 3/3/2014**	385,718	187,073
Term Loan, 4.494%, 3/2/2013**	95,780	46,453
European Term Loan, 7.0%, 3/3/2014**	34,437	16,702
Sbarro, Inc., Term Loan, 4.754%, 1/31/2014	929,717	786,197
Toys 'R' Us, Inc., Term Loan B, 4.486%, 7/19/2012	1,495,025	1,444,336
Tribune Co., Term Loan B, 5.25%, 6/4/2014**	987,500	509,910
United Components, Inc., Term Loan D, 2.25%, 6/29/2012	1,467,813	1,343,049
Univision Communications, Inc., Term Loan, 2.533%, 9/29/2014	1,000,000	825,750
World Color (USA) Corp., Term Loan, 9.0%, 7/23/2012	1,996,389	2,012,610
		26,769,056
Consumer Staples 3.4%
Advance Food Co., Inc., Second Lien Term Loan, 4.49%, 9/16/2014	750,000	573,750
American Seafoods Group LLC:
Term Loan B-1, 4.033%, 9/28/2012	900,000	867,002
Term Loan B-2, 4.033%, 9/28/2012	100,000	95,917
Pinnacle Foods Holdings Corp., Term Loan B, 2.994%, 4/2/2014	993,648	909,685
Reynolds Group Holdings, Inc., Term Loan, 6.25%, 11/6/2015	1,000,000	1,000,420
		3,446,774
Energy 5.7%
Atlas Pipeline Partners LP, Term Loan, 6.75%, 7/27/2014	1,013,890	993,613
Calumet Lubricants Co., LP:
Letter of Credit, 4.134%, 1/3/2015	114,943	102,156
Term Loan B, 4.273%, 1/3/2015	855,627	760,442
CCS Income Trust, Term Loan B, 3.234%, 11/14/2014	492,481	412,453
Dresser, Inc., Second Lien Term Loan, 5.988%, 5/4/2015	1,000,000	907,500
Gulf Tanks Acquisition, Inc., Second Lien Term Loan, 4.221%, 4/6/2014	500,000	302,500
Hercules Offshore LLC, Term Loan B, 8.5%, 7/11/2013	1,469,794	1,402,735
Western Refining, Inc., Term Loan B, 8.25%, 5/30/2014	991,005	951,538
		5,832,937
Financials 7.5%
AEI Finance Holding LLC, Term Loan, 3.283%, 3/30/2014	1,471,017	1,354,564
Collective Brands Finance, Inc., Term Loan A, 2.988%, 8/17/2014	997,455	943,428
Conseco, Inc., Term Loan, 6.5%, 10/10/2013	944,568	866,641
Ineos US Finance LLC:
Term Loan B2, 7.501%, 12/16/2013	744,898	648,061
Term Loan C2, 10.001%, 12/16/2014	744,898	650,545
Nuveen Investments, Inc., Term Loan, 3.282%, 11/13/2014	978,708	818,792
TowerCo Finance LLC, Term Loan, 6.0%, 11/24/2014	500,000	501,563
Universal City Development Partners Ltd., Term Loan B, 6.5%, 10/20/2014	1,000,000	999,250
VML US Finance LLC:
Term Delay Draw B, 5.79%, 5/25/2012	365,214	347,212
Term Loan B, 5.79%, 5/27/2013	632,280	601,115
		7,731,171
Health Care 7.4%
Bausch & Lomb, Inc.:
Term Delay Draw, 3.533%, 4/24/2015	289,026	271,867
Term Loan, 3.533%, 4/24/2015	1,190,183	1,119,522
Community Health Systems, Inc.:
Term Delay Draw, 2.506%, 7/25/2014	45,458	41,631
Term Loan, 2.506%, 7/25/2014	890,756	815,803
HCA, Inc., Term Loan B, 2.533%, 11/18/2013	747,831	696,301
Health Management Associates, Inc., Term Loan B, 2.033%, 2/28/2014	921,753	836,394
Life Technologies Corp., Term Loan B, 5.25%, 11/20/2015	79,250	79,315
Mylan Laboratories, Inc., Term Loan B, 3.563%, 10/2/2014	970,000	934,736
Nep II, Inc., Term Loan B, 2.533%, 2/16/2014	974,985	899,423
Sun Healthcare Group, Inc.:
Term Loan B, 2.282%, 4/21/2014	820,648	778,795
Letter of Credit, 2.283%, 4/21/2014	172,868	164,052
Warner Chilcott PLC:
Term Loan A, 5.5%, 10/30/2014	338,983	338,453
Term Loan B1, 5.75%, 4/30/2015	169,492	169,226
Term Loan B2, 5.75%, 4/30/2015	372,881	372,298
		7,517,816
Industrials 14.7%
Acosta, Inc., Term Loan B, 2.49%, 7/28/2013	977,273	899,091
Asurion Corp., First Lien Term Loan, 3.244%, 7/3/2014	1,000,000	942,525
Brand Energy & Infrastructure Services, Inc., Term Loan B2, 3.563%, 2/7/2014	980,000	889,350
Delta Air Lines, Inc., Second Lien Term Loan, 3.534%, 4/30/2014	1,246,811	1,014,904
Getty Images, Inc., Term Loan, 6.25%, 7/2/2015	853,125	850,813
John Maneely Co., Term Loan, 3.534%, 12/9/2013	994,109	915,078
Language Line LLC, Term Loan B, 5.75%, 11/4/2015	1,500,000	1,486,875
Manitowoc Co., Inc., Term Loan B, 7.5%, 11/6/2014	994,987	957,675
Oshkosh Trusk Corp., Term Loan B, 6.33%, 12/6/2013	863,640	863,222
Sabre, Inc., Term Loan B, 2.494%, 9/30/2014	1,500,000	1,280,842
Scorpion Holding Ltd., Second Lien Term Loan, 7.783%, 11/29/2010	1,000,000	935,000
Travelport LLC, Term Delay Draw, 2.781%, 8/23/2013	979,950	877,300
United Airlines, Inc., Term Loan B, 2.313%, 2/1/2014	1,000,000	776,070
Vought Aircraft Industries, Inc., Term Loan, 7.5%, 12/22/2011	994,698	998,220
West Corp.:
Term Loan B2, 2.614%, 10/24/2013	900,550	808,492
Term Loan B4, 4.114%, 7/15/2016	581,817	539,013
		15,034,470
Information Technology 11.1%
Aspect Software, Inc., Second Lien Term Loan, 7.375%, 7/11/2012	1,000,000	937,500
Avaya, Inc., Term Loan, 3.011%, 10/24/2014	1,497,439	1,267,215
Caritor, Inc.:
Letter of Credit, 2.49%, 6/4/2013	70,588	63,853
Term Loan B, 2.51%, 6/4/2013	920,000	832,218
First Data Corp., Term Loan B-1, 2.986%, 9/24/2014	997,455	833,289
Flextronics International Ltd.:
Term Delay Draw A-2, 2.484%, 10/1/2014	229,601	217,030
Term Delay Draw A-3, 2.484%, 10/1/2014	267,868	253,202
Term Loan B, 2.54%, 10/1/2012	997,455	917,858
Freescale Semiconductor, Inc., Term Loan B, 1.994%, 11/29/2013	1,000,000	820,310
JRD Holdings, Inc., Term Loan, 2.504%, 7/2/2014	471,875	451,230
NuVox, Inc., Term Loan B, 3.5%, 5/31/2014	977,500	967,725
Orbitz Worldwide, Inc., Term Loan, 3.283%, 7/25/2014	1,203,003	1,080,447
SunGard Data Systems, Inc.:
Term Loan A, 1.992%, 2/28/2014	36,895	33,788
Term Loan B, 3.9%, 2/26/2016	945,428	889,492
UPC Broadband Holding BV:
Term Loan N, 1.994%, 12/31/2014	648,288	598,623
Term Loan T, 3.744%, 12/30/2016	351,712	324,767
Vangent, Inc., Term Loan B, 2.52%, 2/14/2013	962,264	899,717
		11,388,264
Materials 8.4%
Ashland Chemicals, Term Loan B, 7.65%, 5/13/2014	486,690	495,511
Celanese US Holdings LLC, Term Loan, 2.037%, 4/2/2014	989,848	921,009
Essar Steel Algoma, Inc., Term Loan B, 8.0%, 6/20/2013	699,664	661,767
Georgia-Pacific Corp.:
Term Loan B, 2.302%, 12/20/2012	427,987	407,056
Term Loan C, 3.552%, 12/20/2014	235,708	231,583
Graphic Packaging International, Inc., Term Loan C, 3.04%, 5/16/2014	78,800	74,600
Hexion Speciality Chemicals, Inc.:
Term Loan C-1, 2.563%, 5/6/2013	1,230,190	1,048,995
Term Loan C-2, 2.563%, 5/6/2013	267,232	227,872
Huntsman International LLC, Term Loan C, 2.484%, 6/30/2016	1,500,000	1,364,250
Lyondell Basell Industries AF SCA:
Dutch Term Loan A, 3.736%, 12/20/2013	27,728	20,295
Dutch Term Loan, 3.736%, 12/22/2014	12,091	8,850
Term Loan, 3.736%, 12/22/2014	45,343	33,188
Term Loan A, 3.736%, 12/22/2014	86,391	63,232
German Term Loan B-1, 3.986%, 12/22/2014	34,713	25,407
German Term Loan B-2, 3.986%, 12/22/2014	34,713	25,408
German Term Loan B-3, 3.986%, 12/22/2014	34,713	25,408
Debtor in Possession Term Loan, 5.795%, 2/3/2010	268,424	261,176
Term Loan B-1, 7.0%, 12/22/2014	150,630	110,251
Term Loan B-2, 7.0%, 12/22/2014	150,630	110,251
Term Loan B-3, 7.0%, 12/22/2014	150,630	110,251
Debtor in Possession Term Loan, 13.0%, 2/3/2010	179,241	186,585
Noranda Aluminum Acquisition Corp., Term Loan B, 2.236%, 5/18/2014	434,059	353,758
Novelis, Inc.:
Term Loan, 2.24%, 7/6/2014	672,051	601,966
Term Loan, 2.24%, 7/6/2014	305,469	273,613
Sabic Innovative Plastic, Term Loan B, Zero Coupon, 8/29/2014	1,000,000	970,000
		8,612,282
Telecommunication Services 6.5%
CavTel Holdings LLC, Term Loan, 10.5%, 12/31/2012	947,982	756,807
Choice One Communications Corp., Term Loan, 4.625%, 6/30/2012	662,575	573,127
Hughes Network Systems LLC, Term Loan, 2.813%, 4/15/2014	500,000	460,000
Intelsat Jackson Holdings Ltd., Term Loan, 3.242%, 2/2/2014	1,000,000	887,505
MetroPCS Wireless, Inc., Term Loan B, 2.563%, 11/4/2013	989,796	918,744
Sorenson Communications, Inc., Second Lien ABL Term Loan, 7.234%, 2/16/2014	1,500,000	1,411,125
Telesat Canada:
Term Loan I, 3.24%, 10/31/2014	950,395	887,730
Term Loan II, 3.24%, 10/31/2014	81,630	76,248
Virgin Media Investment Holdings Ltd., Term Loan B-10, 3.783%, 9/3/2012	717,097	696,032
		6,667,318
Utilities 3.2%
Calpine Corp., Term Loan, 3.165%, 3/29/2014	1,231,829	1,129,199
NRG Energy, Inc.:
Letter of Credit, 2.033%, 2/1/2013	236,215	217,465
Term Loan, 2.033%, 2/1/2013	439,071	404,220
Puget Energy, Inc., Term Loan, 2.489%, 12/14/2014	1,000,000	935,000
Texas Competitive Electric Holdings Co., LLC, Term Delay Draw, 3.742%, 10/10/2014	786,000	581,645
		3,267,529
Total Loan Participations and Assignments (Cost $97,354,062)		96,267,617

Corporate Bonds 1.7%
Financials 0.9%
Ford Motor Credit Co., LLC, 3.034%****, 1/13/2012	1,000,000	906,500
Information Technology 0.8%
NXP BV, 3.034%****, 10/15/2013	1,100,000	838,750
Total Corporate Bonds (Cost $1,715,811)		1,745,250

Government & Agency Obligation 0.6%
US Treasury Obligation
US Treasury Bill, 0.19%*****, 3/18/2010 (a) (Cost $635,657)	636,000	635,868
	Shares	Value ($)

Common Stocks 0.1%
Consumer Discretionary
Buffets Restaurants Holdings, Inc.* (Cost $0)	14,489	101,423

Cash Equivalents 6.2%
Central Cash Management Fund, 0.22% (b) (Cost $6,334,234)	6,334,234	6,334,234
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $106,039,764)+	102.6	105,084,392
Other Assets and Liabilities, Net	(2.6)	(2,698,768)
Net Assets	100.0	102,385,624
* Non-income producing security.
** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents senior loans that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
CanWest MediaWorks Ltd., Term Loan D	4.75%	7/13/2014	491,250	USD	491,250	390,789
Idearc, Inc., Term Loan B	6.25%	11/17/2014	953,744	USD	958,513	460,081
Reader's Digest Association, Inc., Term Loan	4.242%	3/3/2014	385,718	USD	385,718	187,073
Reader's Digest Association, Inc., Term Loan	4.494%	3/2/2013	95,780	USD	95,780	46,453
Reader's Digest Association, Inc., European Term Loan	7.0%	3/3/2014	34,437	USD	34,437	16,702
Tribune Co., Term Loan B	5.25%	6/4/2014	987,500	USD	964,047	509,910
					2,929,745	1,611,008
*** Senior loans in the Fund's portfolio generally are subject to mandatory and/or optional payment. As a result, the actual remaining maturity of senior loans in the Fund's portfolio may be substantially less than the stated maturities shown in this report. Senior loans pay interest at rates which vary based on prevailing interest rates, such as the prime rate offered by a major US bank or LIBOR, and are shown at their current rate as of November 30, 2009.
**** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of November 30, 2009.
*****Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $106,043,801. At November 30, 2009, net unrealized depreciation for all securities based on tax cost was $959,409. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,590,382 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,549,791.
(a) At November 30, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

LIBOR: London InterBank Offered Rate.

Prime: Interest rate charged by banks to their most creditworthy customers.

At November 30, 2009, the Fund had unfunded loan commitments of $206,516, which could be extended at the option of the borrower, pursuant to the following loan agreements:

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation ($)
Lyondell Basell Industries AF SCA, Debtor in Possession Term Loan, 2/3/2010	89,058	93,251	4,193
Warner Chilcott PLC, Term Delay Draw, 4/30/2015	117,458	118,458	1,000
	206,516	211,709	5,193

At November 30, 2009, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Value ($)	Unrealized Appreciation ($)
10 Year Canadian Government Bond	CAD	3/22/2010	18	2,069,983	25,412
10 Year US Treasury Note	USD	3/22/2010	35	4,197,813	50,782
2 Year US Treasury Note	USD	3/31/2010	41	8,933,515	17,844
Federal Republic of Germany Euro-Schatz	EUR	12/8/2009	190	30,967,314	111,220
Total net unrealized appreciation					205,258

At November 30, 2009, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Value ($)	Unrealized Depreciation ($)
10 Year Australian Treasury Bond	AUD	12/15/2009	39	3,782,659	(56,087)
10 Year Japanese Government Bond	JPY	12/10/2009	5	8,083,063	(59,579)
Federal Republic of Germany Euro-Bund	EUR	12/8/2009	9	1,670,730	(19,805)
United Kingdom Long Gilt Bond	GBP	3/29/2010	19	3,703,316	(45,948)
Total unrealized depreciation					(181,419)

As of November 30, 2009, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	2,798,623	CHF	2,825,000	12/16/2009	12,188	UBS AG
CAD	893,000	USD	854,631	12/16/2009	9,867	Bank of New York Mellon Corp.
Total unrealized appreciation					22,055
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	387,743	NOK	2,164,000	12/16/2009	(7,890)	Royal Bank of Scotland PLC
USD	227,549	SEK	1,551,000	12/16/2009	(5,858)	Royal Bank of Scotland PLC
USD	698,100	NZD	940,000	12/16/2009	(26,996)	HSBC Bank USA
USD	354,500	GBP	212,000	12/16/2009	(6,658)	Bank of New York Mellon Corp.
USD	3,608,930	AUD	3,870,000	12/16/2009	(76,149)	Morgan Stanley
JPY	131,122,000	USD	1,465,894	12/16/2009	(56,590)	HSBC Bank USA
EUR	1,239,000	USD	1,852,708	12/16/2009	(4,907)	Credit Suisse
Total unrealized depreciation					(185,048)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note A in the accompanying Notes to the Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income (c)
Loan Participations and Assignments	$ —	$ 88,603,991	$ 7,663,626	$ 96,267,617
Corporate Bonds	—	1,745,250	—	1,745,250
Common Stocks	—	101,423	—	101,423
Short-Term Investments (c)	6,334,234	635,868	—	6,970,102
Unfunded Loan Commitments	—	5,193	—	5,193
Derivatives (d)	23,839	22,055	—	45,894
Total	$ 6,358,073	$ 91,113,780	$ 7,663,626	$ 105,135,479
Liabilities
Derivatives (d)	$ —	$ (185,048)	$ —	$ (185,048)
Total	$ —	$ (185,048)	$ —	$ (185,048)
(c) See Investment Portfolio for additional detailed categorizations.
(d) Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Loan Participations and Assignments
Balance as of May 31, 2009	$ 14,826,258
Net realized gain (loss)	(451,225)
Change in unrealized appreciation (depreciation)	2,822,991
Amortization premium/discount	168,026
Net purchases (sales)	1,277,195
Net transfers in (out) of Level 3	(10,979,619)
Balance as of November 30, 2009	$ 7,663,626
Net change in unrealized appreciation (depreciation) from investments still held as of November 30, 2009	$ 506,734

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $99,705,530)	$ 98,750,158
Investment in Central Cash Management Fund (cost $6,334,234)	6,334,234
Total investments, at value (cost $106,039,764)	105,084,392
Cash	10,000
Foreign currency, at value (cost $191)	190
Deposit with broker for open futures contracts	375,182
Receivable for investments sold	3,767,724
Receivable for Fund shares sold	910,705
Interest receivable	533,110
Unrealized appreciation on open forward foreign currency exchange contracts	22,055
Unrealized appreciation on unfunded loan commitments	5,193
Due from Advisor	28,216
Other assets	33,639
Total assets	110,770,406
Liabilities
Payable for investments purchased	7,872,691
Payable for Fund shares redeemed	164,914
Payable for variation margin on open futures contracts	33,871
Unrealized depreciation on open forward foreign currency exchange contracts	185,048
Accrued management fee	7,501
Other accrued expenses and payables	120,757
Total liabilities	8,384,782
Net assets, at value	$ 102,385,624
Net Assets Consist of
Undistributed net investment income	491,742
Net unrealized appreciation (depreciation) on: Investments	(955,372)
Futures	23,839
Unfunded loan commitments	5,193
Foreign currency	(162,237)
Accumulated net realized gain (loss)	(3,144,922)
Paid-in capital	106,127,381
Net assets, at value	$ 102,385,624

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($8,234,679 ÷ 933,570 shares of beneficial interest outstanding, $.01 par value, unlimited number of shares authorized)	$ 8.82
Maximum offering price per share (100 ÷ 95.50 of $8.82)	$ 9.24

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,954,031 ÷ 220,550 shares of beneficial interest outstanding, $.01 par value, unlimited number of shares authorized)
$ 8.86
Class S Net Asset Value, offering and redemption price per share ($34,248,232 ÷ 3,884,289 shares of beneficial interest outstanding, $.01 par value, unlimited number of shares authorized)	$ 8.82
Institutional Class Net Asset Value, offering and redemption price per share ($57,948,682 ÷ 6,567,728 shares of beneficial interest outstanding, $.01 par value, unlimited number of shares authorized)	$ 8.82

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2009 (Unaudited)
Investment Income
Income: Interest	$ 2,724,018
Income distributions — affiliated cash management vehicles	11,480
Total Income	2,735,498
Expenses: Management fee	265,577
Custodian fee	57,114
Administration fee	40,858
Services to shareholders	48,083
Distribution and service fees	13,179
Legal fees	19,802
Audit and tax fees	41,419
Trustees' fees and expenses	2,443
Reports to shareholders	46,939
Registration fees	26,646
Other	6,540
Total expenses before expense reductions	568,600
Expense reductions	(164,666)
Total expenses after expense reductions	403,934
Net investment income	2,331,564
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	38,637
Futures	149,946
Foreign currency	657,194
845,777
Change in net unrealized appreciation (depreciation) on: Investments	7,299,886
Futures	(18,945)
Unfunded loan commitments	1,871
Foreign currency	(255,241)
7,027,571
Net gain (loss)	7,873,348
Net increase (decrease) in net assets resulting from operations	$ 10,204,912

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended November 30, 2009 (Unaudited)
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 10,204,912
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities: Purchases of investments	(61,696,744)
Net purchases, sales and maturities of short-term investments	(2,773,453)
Net amortization of premium (discount)	(880,773)
Proceeds from sales and maturities of long-term investments	27,233,027
(Increase) decrease in interest receivable	(221,570)
(Increase) decrease in variation margin on open futures contracts	100,418
(Increase) decrease in other assets	(13,204)
(Increase) decrease in receivable for investments sold	(1,840,407)
Increase (decrease) in payable for investments purchased	3,389,507
Increase (decrease) in accrued expenses and payables	78,484
Change in net unrealized (appreciation) depreciation on investments	(7,299,886)
Change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	254,900
Change in net unrealized (appreciation) depreciation in unfunded commitments	(1,871)
Net realized (gain) loss from investments	(38,637)
Cash provided (used) by operating activities	$ (33,505,297)
Cash Flows from Financing Activities
Proceeds from shares sold	54,089,757
Cost of shares redeemed	(20,192,980)
Distributions paid (net of reinvestment of distributions)	(324,166)
Cash provided (used) for financing activities	33,572,611
Increase (decrease) in cash	67,314
Cash at beginning of period*	318,058
Cash at end of period*	$ 385,372
Non-Cash Financing Activities:
Reinvestment of distributions	$ 1,876,227
* Includes foreign currency and deposits with broker for open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Six Months Ended November 30, 2009 (Unaudited)	Year Ended May 31, 2009
Operations: Net investment income (loss)	$ 2,331,564	$ 3,634,893
Net realized gain (loss) on investment transactions	845,777	(3,164,331)
Change in net unrealized appreciation (depreciation)	7,027,571	(5,336,922)
Net increase (decrease) in net assets resulting from operations	10,204,912	(4,866,360)
Distributions to shareholders: Net investment income: Class A	(163,790)	(282,441)
Class C	(28,836)	(175,410)
Class S	(659,137)	(582,827)
Institutional Class	(1,348,630)	(2,266,772)
Total distributions	(2,200,393)	(3,307,450)
Fund share transactions: Proceeds from shares sold	54,148,844	47,928,880
Reinvestment of distributions	1,876,227	2,785,924
Cost of shares redeemed	(20,346,997)	(34,656,824)
Redemption fees	—	840
Net increase (decrease) in net assets from Fund share transactions	35,678,074	16,058,820
Increase (decrease) in net assets	43,682,593	7,885,010
Net assets at beginning of period	58,703,031	50,818,021
Net assets at end of period (including undistributed net investment income of $491,742 and $360,571, respectively)	$ 102,385,624	$ 58,703,031

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2009[a]	2009	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.87	$ 9.14	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.24	.48	.54
Net realized and unrealized gain (loss)	.93	(1.32)	(.90)
Total from investment operations	1.17	(.84)	(.36)
Less distributions from: Net investment income	(.22)	(.43)	(.47)
Net realized gains	—	—	(.03)
Total distributions	(.22)	(.43)	(.50)
Redemption fees	—	.00***	—
Net asset value, end of period	$ 8.82	$ 7.87	$ 9.14
Total Return (%)[d,e]	14.97**	(8.83)	(3.55)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	4	5
Ratio of expenses before expense reductions (%)	1.55*	1.62	1.85*
Ratio of expenses after expense reductions (%)	1.20*	1.16	1.20*
Ratio of net investment income (%)	5.49*	6.30	6.38*
Portfolio turnover rate (%)	36**	57	25**
[a] For the six months ended November 30, 2009 (Unaudited).
[b] For the period June 29, 2007 (commencement of operations) to May 31, 2008.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended May 31,	2009[a]	2009	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.91	$ 9.13	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.20	.41	.47
Net realized and unrealized gain (loss)	.93	(1.26)	(.90)
Total from investment operations	1.13	(.85)	(.43)
Less distributions from: Net investment income	(.18)	(.37)	(.41)
Net realized gains	—	—	(.03)
Total distributions	(.18)	(.37)	(.44)
Redemption fees	—	.00***	—
Net asset value, end of period	$ 8.86	$ 7.91	$ 9.13
Total Return (%)[d,e]	14.59**	(9.13)	(4.27)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1	5
Ratio of expenses before expense reductions (%)	2.37*	2.42	2.66*
Ratio of expenses after expense reductions (%)	1.95*	1.96	2.02*
Ratio of net investment income (%)	4.74*	5.50	5.57*
Portfolio turnover rate (%)	36**	57	25**
[a] For the six months ended November 30, 2009 (Unaudited).
[b] For the period June 29, 2007 (commencement of operations) to May 31, 2008.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended May 31,	2009[a]	2009	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.87	$ 9.14	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.25	.49	.56
Net realized and unrealized gain (loss)	.93	(1.32)	(.90)
Total from investment operations	1.18	(.83)	(.34)
Less distributions from: Net investment income	(.23)	(.44)	(.49)
Net realized gains	—	—	(.03)
Total distributions	(.23)	(.44)	(.52)
Redemption fees	—	.00***	—
Net asset value, end of period	$ 8.82	$ 7.87	$ 9.14
Total Return (%)[d]	15.07**	(8.69)	(3.38)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	10	5
Ratio of expenses before expense reductions (%)	1.61*	1.61	1.69*
Ratio of expenses after expense reductions (%)	.95*	.99	1.05*
Ratio of net investment income (loss) (%)	5.74*	6.47	6.54*
Portfolio turnover rate (%)	36**	57	25**
[a] For the six months ended November 30, 2009 (Unaudited).
[b] For the period June 29, 2007 (commencement of operations) to May 31, 2008.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended May 31,	2009[a]	2009	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.87	$ 9.14	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.25	.49	.56
Net realized and unrealized gain (loss)	.93	(1.32)	(.90)
Total from investment operations	1.18	(.83)	(.34)
Less distributions from: Net investment income	(.23)	(.44)	(.49)
Net realized gains	—	—	(.03)
Total distributions	(.23)	(.44)	(.52)
Redemption fees	—	.00***	—
Net asset value, end of period	$ 8.82	$ 7.87	$ 9.14
Total Return (%)[d]	15.07**	(8.69)	(3.38)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	58	44	36
Ratio of expenses before expense reductions (%)	1.25*	1.45	1.74*
Ratio of expenses after expense reductions (%)	.95*	.98	1.05*
Ratio of net investment income (%)	5.74*	6.48	6.54*
Portfolio turnover rate (%)	36**	57	25**
[a] For the six months ended November 30, 2009 (Unaudited).
[b] For the period June 29, 2007 (commencement of operations) to May 31, 2008.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Floating Rate Plus Fund (the "Fund") is a non-diversified series of DWS Portfolio Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Senior loans are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, senior loans are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. As part of this strategy, the Fund uses futures contracts to gain exposure to changes in interest rates, and take advantage of short-term and medium-term mispricings within the global bond and currency markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of November 30, 2009 is included in a table following the Fund's Investment Portfolio. For the period ended November 30, 2009, the Fund invested in futures contracts with a total value ranging from approximately $25,598,000 to $63,408,000.

Forward Foreign Currency Exchange Contracts. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. As part of this strategy, the Fund uses forward currency exchange contracts to gain exposure to changes in the value of foreign currencies, and to take advantage of short-term and medium-term mispricings within the currency markets. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of November 30, 2009 is included in a table following the Fund's Investment Portfolio. For the period ended November 30, 2009, the Fund invested in forward currency contracts with a total value ranging from approximately $7,609,000 to $12,249,000.

The following tables summarize the value of the Fund's derivative instruments held as of November 30, 2009 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ 22,055	$ —	$ 22,055
Interest Rate Contracts (b)	—	23,839	23,839
	$ 22,055	$ 23,839	$ 45,894

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on open forward foreign currency exchange contracts
(b) Net unrealized appreciation (depreciation) on futures. Liability of Payable for variation margin on open futures contracts reflects unsettled variation margin.
Liability Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$ 185,048

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on open forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the period ended November 30, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ 646,388	$ —	$ 646,388
Interest Rate Contracts (b)	—	149,946	149,946
	$ 646,388	$ 149,946	$ 796,334

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ (254,900)	$ —	$ (254,900)
Interest Rate Contracts (b)	—	(18,945)	(18,945)
	$ (254,900)	$ (18,945)	$ (273,845)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Change in net unrealized appreciation (depreciation) on futures

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

From November 1, 2008 through May 31, 2009, the Fund incurred approximately $3,982,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended May 31, 2010.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax return for the prior fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the foreign currency position and cash held at the Fund's custodian bank and deposit with the broker for open futures contracts at November 30, 2009.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Other income, including commitment fees included in the Statement of Operations, is recorded as income on the accrual basis or when received by the Fund. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for tax and financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended November 30, 2009, purchases and sales of investment securities (excluding short-term instruments) aggregated $61,696,744 and $27,233,027, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	.650%
Next $1.5 billion of such net assets	.635%
Next $2.5 billion of such net assets	.610%
Next $2.5 billion of such net assets	.585%
Next $2.5 billion of such net assets	.560%
Over $10.0 billion of such net assets	.550%

For the period from June 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.20%
Class C	1.95%
Class S	.95%
Institutional Class	.95%

Accordingly, for the six months ended November 30, 2009, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $119,581 and the amount charged aggregated $145,996, which was equivalent to an annualized effective rate of 0.36% of the Fund's average daily net assets.

In addition, for the six months ended November 30, 2009, the Advisor reimbursed the Fund $27,480 of sub-recordkeeping expenses for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended November 30, 2009, the Administration Fee was $40,858, of which $8,407 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the six months ended November 30, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2009
Class A	$ 2,220	$ 1,775	$ —
Class C	787	787	—
Class S	15,034	15,034	—
Institutional Class	197	—	185
	$ 18,238	$ 17,596	$ 185

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended November 30, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2009
Class C	$ 4,909	$ 1,167

In addition, DIDI provides information and administrative services for a fee (Service Fee) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at November 30, 2009	Annualized Effective Rate
Class A	$ 6,738	$ —	$ 2,665.21%
Class C	1,532	9	1,327.23%
	$ 8,270	$ 9	$ 3,992

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended November 30, 2009 aggregated $154.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C shares of the value of the shares redeemed. For the six months ended November 30, 2009, the CDSC for Class C shares aggregated $153. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended November 30, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $27,124, of which $7,285 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders, including affiliated DWS Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. As of November 30, 2009, the DWS Alternative Asset Allocation Plus Fund, DWS Select Alternative Allocation Fund and DWS Strategic Income Fund, held 23%, 14% and 10%, respectively, of the total shares outstanding of the Fund.

E. Commitments

The Fund can invest in certain Senior Loan agreements that include the obligation to make additional loans in certain circumstances. The Fund reserves against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans. At November 30, 2009, the Fund had unfunded loan commitments of $206,516.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2009		Year Ended May 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	657,673	$ 5,584,958	503,439	$ 3,726,705
Class C	139,619	1,203,083	79,125	589,417
Class S	3,907,753	33,793,497	1,373,472	11,242,590
Institutional Class	1,584,529	13,567,306	4,302,263	32,370,168
		$ 54,148,844		$ 47,928,880
Shares issued to shareholders in reinvestment of distributions
Class A	17,033	$ 146,160	37,346	$ 280,049
Class C	2,978	25,758	23,161	173,423
Class S	70,171	607,953	42,391	314,865
Institutional Class	128,058	1,096,356	271,198	2,017,587
		$ 1,876,227		$ 2,785,924
Shares redeemed
Class A	(201,469)	(1,739,374)	(630,837)	$ (4,941,813)
Class C	(11,509)	(100,087)	(552,958)	(3,896,779)
Class S	(1,402,519)	(12,295,174)	(647,925)	(4,744,199)
Institutional Class	(742,402)	(6,212,362)	(2,906,439)	(21,074,033)
		$ (20,346,997)		$ (34,656,824)
Redemption fees		$ —		$ 840
Net increase (decrease)
Class A	473,237	$ 3,991,744	(90,052)	$ (934,783)
Class C	131,088	1,128,754	(450,672)	(3,133,939)
Class S	2,575,405	22,106,276	767,938	6,813,820
Institutional Class	970,185	8,451,300	1,667,022	13,313,722
		$ 35,678,074		$ 16,058,820

H. Review for Subsequent Events

Management has reviewed the events and transactions for subsequent events from December 1, 2009 through January 21, 2010, the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-year period ended December 31, 2008, the Fund's performance (Class A shares) was in the 2nd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period ended December 31, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DFRAX	DFRCX	DFRPX	DFRTX
CUSIP Number	23337F 706	23337F 805	23337F 888	23337F 870
Fund Number	443	743	2043	1443

Privacy Statement

Dear Valued Client:

Your confidence is important to us. So we want to make sure you know our policies regarding the handling of our clients' private information. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above. Additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2009

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Floating Rate Plus Fund, a series of DWS Portfolio Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	January 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Floating Rate Plus Fund, a series of DWS Portfolio Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	January 29, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	January 29, 2010